Off-Balance Sheet Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2013
Commitments and Letters of Credit

The following table shows the contractual amounts of commitments and letters of credit.

COMMITMENTS AND LETTERS OF CREDIT

	DECEMBER 31,
(In Millions)	2013	2012
Legally Binding Commitments to Extend Credit(1)	$32,174.8	$30,045.7
Standby Letters of Credit(2)	4,451.1	4,573.7
Commercial Letters of Credit	24.8	27.9

(1) These amounts exclude $418.5 million and $406.7 million of commitments participated to others at December 31, 2013 and 2012, respectively.

(2) These amounts include $208.9 million and $557.7 million of standby letters of credit secured by cash deposits or participated to others as of December 31, 2013 and 2012, respectively. The weighted average maturity of standby letters of credit was 25 months at December 31, 2013 and 27 months at December 31, 2012.